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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): MAY 18, 2000


                          LIONBRIDGE TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                     000-26933              04-3398462
(State or Other Jurisdiction          (Commission          (I.R.S. Employer
     of Incorporation)               File Number)         Identification No.)

           950 WINTER STREET
         WALTHAM, MASSACHUSETTS                            02451
          (Address of Principal                          (Zip Code)
           Executive Offices)



       Registrant's telephone number, including area code: (781) 434-6000


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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

HARVARD TRANSLATIONS, INC.

         On May 18, 2000, Lionbridge completed its acquisition of all of the capital stock of Harvard Translations, Inc., a Massachusetts corporation ("HT"), by means of a merger (the "HT Merger") of HT Acquisition Corp., a Massachusetts corporation and wholly-owned subsidiary of Lionbridge ("HT Merger Sub"), with and into HT, pursuant to the Agreement and Plan of Reorganization dated as of March 30, 2000 (the "HT Merger Agreement") by and among Lionbridge, HT Merger Sub, HT and Robert C. Sprung. As a result of the HT Merger, HT became a wholly-owned subsidiary of Lionbridge and will continue to operate as a wholly-owned subsidiary of Lionbridge. The HT Merger was effected by the filing of Articles of Merger with the Secretary of the Commonwealth of Massachusetts on May 18, 2000. The information contained in the joint press releases of Lionbridge and HT dated March 31, 2000 and May 22, 2000, attached hereto as Exhibits 99.5 and 99.6, respectively, is incorporated herein by this reference.

         HT provides comprehensive translation and globalization services to regulated industries as well as companies requiring specialized multilingual publishing solutions.

         Pursuant to the terms of the HT Merger Agreement, upon the effective time of the HT Merger, each outstanding share of HT common stock was converted into the right to receive 3.8864 shares (the "HT Conversion Ratio") of Lionbridge common stock (subject to payment of cash in lieu of any fractional shares). In addition, the $202,844 obligation of HT to Robert Sprung and all accrued interest thereon was paid in full and cancelled in exchange for 13,820 shares of Lionbridge common stock. Each holder of HT common stock and/or debt who was otherwise entitled to a fraction of a share of Lionbridge common stock received cash in lieu thereof, equal to such fraction multiplied by $16.4063. As a result of the HT Merger, upon the closing of the transaction on May 18, 2000, Lionbridge issued an aggregate of 285,865 shares of Lionbridge common stock (the "HT Shares") and $5.21 in cash in lieu of fractional shares of Lionbridge common stock in exchange for all of the outstanding shares of HT common stock and in payment in full of the $202,844 obligation of HT. In accordance with the terms of the HT Merger Agreement and an Escrow Agreement dated May 18, 2000 by and among Lionbridge, HT, American Stock Transfer & Trust Company (as Escrow Agent) and Robert C. Sprung (as Indemnification Representative) (the "HT Escrow Agreement"), 28,587 of the HT Shares have been placed in an escrow account until the earlier of (i) the publication of Lionbridge's audited financial results for the year ended December 31, 2000 and (ii) the one-year anniversary of the closing of the HT Merger to secure certain indemnification obligations of HT under the HT Merger Agreement.

         The HT Shares issued in the HT Merger were issued in reliance on an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"). Consequently, all such HT Shares are subject to restrictions on transfer under the applicable provisions of the Securities Act and carry a legend reflecting such restrictions. In addition, the sole former shareholder of HT has agreed not to dispose of any of the HT Shares received by him in connection with the HT Merger until after the public announcement of financial results covering at least thirty days of combined operations of Lionbridge and HT. Such former shareholder of HT has also entered into an Investment Agreement with Lionbridge (the "Investment Agreement") with respect to the HT Shares. Pursuant to the terms of the HT Merger Agreement and the Third Restated Registration Rights Agreement dated May 22, 2000 between Lionbridge, the Lionbridge shareholders party to the

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Second Restated Registration Rights Agreement, the former affiliate shareholders of INT'L.com and the former shareholder of HT (the "Registration Rights Agreement"), Lionbridge has granted such former HT shareholder certain rights to require Lionbridge to register under the Securities Act the HT Shares received by him in connection with the HT Merger.

         Also, pursuant to the terms of the HT Merger Agreement, upon the effective time of the HT Merger, Lionbridge assumed HT's obligations under HT's 1997 Stock Option Plan, and all stock options of HT granted pursuant to such plan, whether vested or unvested, outstanding as of the effective time of the HT Merger. The number of shares of Lionbridge common stock to be issued upon exercise of any such stock option is determined by multipying the number of shares of HT common stock underlying such option by the HT Conversion Ratio (rounded down to the nearest whole share). The exercise price to be paid upon any such exercise is determined by dividing the exercise price per share of HT common stock for such option by the HT Conversion Ratio (rounded up to the nearest whole cent). Assuming the exercise of all such options outstanding as of the effective time of the HT Merger, Lionbridge will issue an additional 104,931 shares of Lionbridge common stock to the holders of HT stock options.

         The purchase price and terms for the transaction were determined in arms-length negotiations. The acquisition of HT is intended to qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Lionbridge will account for the transaction under the pooling-of-interests method of accounting.

         The terms of the HT Merger are more fully described in the HT Merger Agreement, the HT Escrow Agreement, the Registration Rights Agreement and the Investment Agreement. A copy of the HT Merger Agreement is incorporated herein by reference from Exhibit 10.54 to Lionbridge's Registration Statement on Form S-4 (File No. 333-33750). Copies of the HT Escrow Agreement, the Registration Rights Agreement and the Investment Agreement are filed as Exhibits 99.1, 99.2 and 99.3, respectively, hereto and are incorporated herein by this reference.


INT'L.COM, INC.

         On May 22, 2000, Lionbridge completed its acquisition of all of the capital stock of INT'L.com, Inc., a Delaware corporation ("INT'L.com"), by means of a merger (the "INT'L.com Merger") of LTI Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Lionbridge ("INT'L.com Merger Sub"), with and into INT'L.com, pursuant to the Amended and Restated Agreement and Plan of Reorganization dated as of March 30, 2000 (the "INT'L.com Merger Agreement") by and among Lionbridge, INT'L.com Merger Sub and INT'L.com. As a result of the INT'L.com Merger, INT'L.com became a wholly-owned subsidiary of Lionbridge and will continue to operate as a wholly-owned subsidiary of Lionbridge. The INT'L.com Merger was effected by the filing of a Certificate of Merger with the Secretary of State of Delaware on May 22, 2000. The information contained in the joint press releases of Lionbridge and INT'L.com dated January 20, 2000 and May 23, 2000, attached hereto as Exhibits 99.7 and 99.8, respectively, is incorporated herein by this reference.

         INT'L.com is a leading provider of technical and language services, globalization services and multilingual Internet solutions to enterprises based in the United States, Europe and Asia which are conducting business in markets where the dominant language is other than English. INT'L.com's services include:
(i) Web site design, development, programming and real-time Web site maintenance for e-commerce companies seeking to transact business with corporate partners and customers on a multilingual basis; (ii) the development of multilingual


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intranets and extranets; (iii) localization of software codes to maintain their functionality in languages other than English; (iv) assistance with the design and positioning of global marketing campaigns; and (v) translation of printed catalogs, marketing materials, product manuals from English to more than 30 languages.

         Pursuant to the terms of the INT'L.com Merger Agreement, upon the effective time of the INT'L.com Merger, (i) each outstanding share of INT'L.com Series A common stock, INT'L.com Series B common stock, INT'L.com Series A preferred stock and INT'L.com Series B preferred stock was converted into the right to receive 0.7567 of a share (the "INT'L.com Conversion Ratio") of Lionbridge common stock; (ii) each outstanding share of INT'L.com Series C preferred stock was converted into the right to receive 5.4590 shares of Lionbridge common stock; (iii) each outstanding share of INT'L.com Series D preferred stock was converted into the right to receive 0.5472 of a share of Lionbridge common stock; (iv) the $2,000,000 of convertible debt of INT'L.com and all accrued interest thereon was paid in full and cancelled in exchange for 109,158 shares of Lionbridge common stock; and (v) the $5,000,000 of subordinated debt of INT'L.com and all accrued interest thereon was paid in full and cancelled in exchange for 258,360 shares of Lionbridge common stock. Each holder of capital stock, convertible debt and/or subordinated debt of INT'L.com who was otherwise entitled to a fraction of a share of Lionbridge common stock received cash in lieu thereof, equal to such fraction multiplied by $19.7266. As a result of the INT'L.com Merger, upon the closing of the transaction on May 22, 2000, Lionbridge issued an aggregate of 8,302,960 shares of Lionbridge common stock (the "INT'L.com Shares") and $712.88 in cash in lieu of fractional shares of Lionbridge common stock in exchange for all of the outstanding shares of INT'L.com capital stock and in payment in full of the $2,000,000 of convertible debt and $5,000,000 of subordinated debt of INT'L.com.

         In accordance with the terms of the INT'L.com Merger Agreement and an Escrow Agreement dated May 22, 2000 by and among Lionbridge, INT'L.com, American Stock Transfer & Trust Company (as Escrow Agent) and Steven Fingerhood (as Indemnification Representative) (the "INT'L.com Escrow Agreement"), 830,329 of the INT'L.com Shares have been placed in an escrow account until the earlier of
(i) the publication of Lionbridge's audited financial results for the year ended December 31, 2000 and (ii) the one-year anniversary of the closing of the INT'L.com Merger to secure certain indemnification obligations of INT'L.com under the INT'L.com Merger Agreement.

         The INT'L.com Shares were registered under the Securities Act pursuant to Lionbridge's Registration Statement on Form S-4 (File No. 333-33750). Consequently, all INT'L.com Shares acquired by the former shareholders of INT'L.com who are not affiliates of Lionbridge or former affiliates of INT'L.com are freely tradeable under the Securities Act as of the effective time of the INT'L.com Merger. In connection with the INT'L.com Merger, however, the former affiliates of INT'L.com and affiliates of Lionbridge have agreed not to dispose of any shares of Lionbridge common stock owned by them until after the public announcement of financial results covering at least thirty days of combined operations of Lionbridge and INT'L.com. Pursuant to the terms of the INT'L.com Merger Agreement and the Registration Rights Agreement (as defined above), Lionbridge has granted the former INT'L.com affiliate shareholders certain rights to require Lionbridge to register under the Securities Act the INT'L.com Shares received by them in connection with the INT'L.com Merger.

         Also, pursuant to the terms of the INT'L.com Merger Agreement, upon the effective time of the INT'L.com Merger, Lionbridge assumed INT'L.com's obligations under INT'L.com's 1998 Stock Plan and International Language Engineering Corporation's (a wholly-owned subsidiary of


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INT'L.com, "ILE") Amended and Restated 1997 Stock Option Plan, and all stock options of INT'L.com and ILE granted pursuant to such plans, whether vested or unvested, outstanding as of the effective time of the INT'L.com Merger.
The number of shares of Lionbridge common stock to be issued upon exercise of any such stock option is determined by multipying the number of shares of INT'L.com common stock underlying such option by the INT'L.com Conversion Ratio (rounded down to the nearest whole share). The exercise price to be paid upon any such exercise is determined by dividing the exercise price per share of INT'L.com common stock for such option by the INT'L.com Conversion Ratio (rounded up to the nearest whole cent). Assuming the exercise of all such options outstanding as of the effective time of the INT'L.com Merger, Lionbridge will issue an additional 641,010 shares of Lionbridge common stock to the holders of INT'L.com and ILE stock options.

         The purchase price and terms for the transaction were determined in arms-length negotiations. The acquisition of INT'L.com is intended to qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Lionbridge will account for the transaction under the pooling-of-interests method of accounting.

         The terms of the INT'L.com Merger are more fully described in the INT'L.com Merger Agreement, the INT'L.com Escrow Agreement and the Registration Rights Agreement. A copy of the INT'L.com Merger Agreement is incorporated herein by reference from Exhibit 10.53 to Lionbridge's Registration Statement on Form S-4 (File No. 333-33750). Copies of the INT'L.com Escrow Agreement and the Registration Rights Agreement are filed as Exhibits 99.4 and 99.2, respectively, hereto and are incorporated herein by this reference.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (A)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  It is impracticable for Lionbridge to file the required financial information with this filing. The required financial information will be filed within 60 days of the date this Current Report on Form 8-K is filed.



         (B)      PRO FORMA FINANCIAL INFORMATION.

                  It is impracticable for Lionbridge to file the required pro forma financial information with this filing. The required pro forma financial information will be filed within 60 days of the date this Current Report on Form 8-K is filed.


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         (C)      EXHIBITS.


         EXHIBIT NO.      DESCRIPTION

         2.1 Agreement and Plan of Reorganization dated as of March 30, 2000 by and among Lionbridge, HT Acquisition Corp., Harvard Translations, Inc. and Robert C. Sprung (incorporated by reference from Exhibit 10.54 to Lionbridge's Registration Statement on Form S-4 (File No. 333-33750)).

         2.2 Amended and Restated Agreement and Plan of Reorganization dated as of March 30, 2000 by and among Lionbridge, LTI Acquisition Corp. and INT'L.com, Inc. (incorporated by reference from Exhibit 10.53 to Lionbridge's Registration Statement on Form S-4 (File No. 333-33750)).

         99.1 Escrow Agreement dated as of May 18, 2000 by and among Lionbridge, Harvard Translations, Inc., American Stock Transfer & Trust Company (as Escrow Agent) and Robert
                          C. Sprung (as Indemnification Representative).

         99.2 Third Restated Registration Rights Agreement dated May 22, 2000 between Lionbridge, the Lionbridge shareholders party to the Second Restated Registration Rights Agreement, the former affiliate shareholders of INT'L.com, Inc. and the former shareholder of Harvard Translations, Inc.

         99.3 Investment Agreement dated as of May 18, 2000 by and among Lionbridge and Robert C. Sprung.

         99.4 Escrow Agreement dated as of May 22, 2000 by and among Lionbridge, INT'L.com, Inc., American Stock Transfer & Trust Company (as Escrow Agent) and Steven Fingerhood (as Indemnification Representative).

         99.5 Press Release of Lionbridge and Harvard Translations, Inc. dated as of March 31, 2000.

         99.6 Press Release of Lionbridge and Harvard Translations, Inc. dated as of May 22, 2000.

         99.7 Press Release of Lionbridge and INT'L.com, Inc. dated as of January 20, 2000.

         99.8 Press Release of Lionbridge and INT'L.com, Inc. dated as of May 23, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Lionbridge Technologies, Inc.


                                    By: /s/ Stephen J. Lifshatz
                                        --------------------------
                                        Stephen J. Lifshatz
                                        Senior Vice President,
                                           Chief Financial Officer

Dated:   June 1, 2000


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                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION

2.1 Agreement and Plan of Reorganization dated as of March 30, 2000 by and among Lionbridge, HT Acquisition Corp., Harvard Translations, Inc. and Robert C. Sprung (incorporated by reference from Exhibit 10.54 to Lionbridge's Registration Statement on Form S-4 (File No. 333-33750)).

2.2 Amended and Restated Agreement and Plan of Reorganization dated as of March 30, 2000 by and among Lionbridge, LTI Acquisition Corp. and INT'L.com, Inc. (incorporated by reference from Exhibit 10.53 to Lionbridge's Registration Statement on Form S-4 (File No. 333-33750)).

99.1 Escrow Agreement dated as of May 18, 2000 by and among Lionbridge, Harvard Translations, Inc., American Stock Transfer & Trust Company (as Escrow Agent) and Robert C. Sprung (as Indemnification Representative).

99.2 Third Restated Registration Rights Agreement dated May 22, 2000 between Lionbridge, the Lionbridge shareholders party to the Second Restated Registration Rights Agreement, the former affiliate shareholders of INT'L.com, Inc. and the former shareholder of Harvard Translations, Inc.

99.3 Investment Agreement dated as of May 18, 2000 by and among Lionbridge and Robert C. Sprung.

99.4 Escrow Agreement dated as of May 22, 2000 by and among Lionbridge, INT'L.com, Inc., American Stock Transfer & Trust Company (as Escrow Agent) and Steven Fingerhood (as Indemnification Representative).

99.5                Press Release of Lionbridge and Harvard Translations, Inc.
                    dated as of March 31, 2000.

99.6                Press Release of Lionbridge and Harvard Translations, Inc.
                    dated as of May 22, 2000.

99.7                Press Release of Lionbridge and INT'L.com, Inc. dated as of
                    January 20, 2000.

99.8                Press Release of Lionbridge and INT'L.com, Inc. dated as of
                    May 23, 2000.